ACB Analytics Inc
1111 West Hastings Street
Suite 320
Vancouver, BC, V6B 6A7

May 31, 2007

FacePrint Global Solutions

Attention: Pierre Cote, CEO

Dear Mr. Cote,

Effective immediately, I hereby resign as Chief Financial Officer and Principal Financial Officer of FacePrint Global Solutions.

Please file a Form 8-K with the US Securities and Exchange Commission, and update the files of the Wyoming Secretary of State.

I will be pleased to arrange the transfer of all books and records to my successor upon request.

Best regards,

Canon Bryan,
Managing Director,
ACB Analytics Inc